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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 28, 2003

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                              BLACK BOX CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                      0-18706                  95-3086563
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                1000 PARK DRIVE
             LAWRENCE, PENNSYLVANIA                                 15055
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500


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ITEM 5. OTHER EVENTS.

     We have recently become aware of a formal order of investigation issued by the SEC in connection with an inquiry pursuant to which the Staff of the SEC has requested additional information from us and several of our officers, directors and team members. We, along with those individuals, are in the process of responding to SEC subpoenas. We intend to cooperate fully with this inquiry. Prior to this formal inquiry, we voluntarily furnished information to the SEC. We believe that this inquiry resulted from our March 11, 2003 press release concerning our anticipated fourth quarter 2003 results and trading in Black Box securities occurring prior thereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BLACK BOX CORPORATION


Date: October 28, 2003                By: /s/ Michael McAndrew
                                          --------------------------------------
                                          Michael McAndrew
                                          Chief Financial Officer, Treasurer and
                                          Principal Accounting Officer


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